STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

      NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer,

                                     and

                    FIRST UNION NATIONAL BANK, as Trustee



                         ___________________________

                               TRUST AGREEMENT

                         Dated as of January 1, 1998
                         ___________________________



                   STRUCTURED ASSET SECURITIES CORPORATION
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1998-1







                              TABLE OF CONTENTS

Section                                                                  Page

                                  ARTICLE I

                                 DEFINITIONS

1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.02.  Calculations Respecting Mortgage Loans . . . . . . . . . . . . . .  34
1.03.  Calculations Respecting Accrued Interest . . . . . . . . . . . . .  34

                                  ARTICLE II

                            DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

2.01.  Creation and Declaration of Trust Fund; Conveyance of
        Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . .  34
2.02.  Acceptance of Trust Fund by Trustee: Review of


        Documentation for Trust Fund  . . . . . . . . . . . . . . . . . .  38
2.03.  Representations and Warranties of the Depositor  . . . . . . . . .  40
2.04.  Discovery of Breach  . . . . . . . . . . . . . . . . . . . . . . .  41
2.05.  Repurchase, Purchase or Substitution of Mortgage Loans . . . . . .  42
2.06.  Modification of Mortgage Loan  . . . . . . . . . . . . . . . . . .  43
2.07.  Grant Clause . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                                 ARTICLE III

                               THE CERTIFICATES

3.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  45
3.02.  Registration . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
3.03.  Transfer and Exchange of Certificates  . . . . . . . . . . . . . .  46
3.04.  Cancellation of Certificates . . . . . . . . . . . . . . . . . . .  49
3.05.  Replacement of Certificates  . . . . . . . . . . . . . . . . . . .  49
3.06.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . .  50
3.07.  Temporary Certificates . . . . . . . . . . . . . . . . . . . . . .  50
3.08.  Appointment of Paying Agent  . . . . . . . . . . . . . . . . . . .  51
3.09.  Book-Entry Certificates  . . . . . . . . . . . . . . . . . . . . .  51

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

4.01.  Collection Account . . . . . . . . . . . . . . . . . . . . . . . .  53
4.02.  Application of Funds in the Collection Account . . . . . . . . . .  55
4.03.  Reports to Certificateholders  . . . . . . . . . . . . . . . . . .  57
4.04.  Certificate Account  . . . . . . . . . . . . . . . . . . . . . . .  60
4.05.  Determination of LIBOR . . . . . . . . . . . . . . . . . . . . . .  61
4.06.  The Interest Reserve Fund  . . . . . . . . . . . . . . . . . . . .  62



                                  ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

5.01.  Distributions Generally  . . . . . . . . . . . . . . . . . . . . .  63
5.02.  Distributions from the Certificate Account . . . . . . . . . . . .  64
5.03.  Allocation of Realized Losses  . . . . . . . . . . . . . . . . . .  67
5.04.  Advances by Master Servicer and Trustee  . . . . . . . . . . . . .  69
5.05.  Distributions of Principal on Redemption Certificates  . . . . . .  70
5.06.  Compensating Interest Payments . . . . . . . . . . . . . . . . . .  76
5.07.  The Certificate Insurance Policy . . . . . . . . . . . . . . . . .  76

                                  ARTICLE VI

                  CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

6.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  79
6.02.  Certain Matters Affecting the Trustee  . . . . . . . . . . . . . .  81
6.03.  Trustee Not Liable for Certificates  . . . . . . . . . . . . . . .  82
6.04.  Trustee May Own Certificates . . . . . . . . . . . . . . . . . . .  83
6.05.  Eligibility Requirements for Trustee . . . . . . . . . . . . . . .  83
6.06.  Resignation and Removal of Trustee . . . . . . . . . . . . . . . .  83
6.07.  Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  84
6.08.  Merger or Consolidation of Trustee . . . . . . . . . . . . . . . .  85
6.09.  Appointment of Co-Trustee, Separate Trustee or Custodian . . . . .  85
6.10.  Authenticating Agents  . . . . . . . . . . . . . . . . . . . . . .  87
6.11.  Indemnification of Trustee . . . . . . . . . . . . . . . . . . . .  88
6.12.  Fees and Expenses of Trustee . . . . . . . . . . . . . . . . . . .  89
6.13.  Collection of Monies . . . . . . . . . . . . . . . . . . . . . . .  89
6.14.  Trustee To Act; Appointment of Successor . . . . . . . . . . . . .  89
6.15.  Additional Remedies of Trustee Upon Event of Default . . . . . . .  94
6.16.  Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . .  94
6.17.  Notification to Holders  . . . . . . . . . . . . . . . . . . . . .  94
6.18.  Directions by Certificateholders and Duties of Trustee
        During Event of Default . . . . . . . . . . . . . . . . . . . . .  94
6.19.  Action Upon Certain Failures of the Master Servicer and
        Upon Event of Default . . . . . . . . . . . . . . . . . . . . . .  95

                                 ARTICLE VII

                           PURCHASE AND TERMINATION
                              OF THE TRUST FUND

7.01.  Termination of Trust Fund Upon Repurchase or Liquidation
        of All Mortgage Loans . . . . . . . . . . . . . . . . . . . . . .  95
7.02.  Procedure Upon Termination of Trust Fund . . . . . . . . . . . . .  97
7.03.  Additional Trust Fund Termination Requirements . . . . . . . . . .  98

                                 ARTICLE VIII



                         RIGHTS OF CERTIFICATEHOLDERS

8.01.  Limitation on Rights of Holders  . . . . . . . . . . . . . . . . .  99
8.02.  Access to List of Holders  . . . . . . . . . . . . . . . . . . . . 100
8.03.  Acts of Holders of Certificates  . . . . . . . . . . . . . . . . . 101

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                            BY THE MASTER SERVICER

9.01.  Duties of the Master Servicer  . . . . . . . . . . . . . . . . . . 102
9.02.  Master Servicer Fidelity Bond and Master Servicer Errors
        and Omissions Insurance Policy  . . . . . . . . . . . . . . . . . 102
9.03.  Master Servicer's Financial Statements and Related
        Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
9.04.  Power to Act; Procedures . . . . . . . . . . . . . . . . . . . . . 103
9.05.  Servicing Agreements Between the Master Servicer and
        Servicers; Enforcement of Servicers' Obligations  . . . . . . . . 105
9.06.  Collection of Taxes, Assessments and Similar Items . . . . . . . . 106
9.07.  Termination of Servicing Agreements; Successor Servicers . . . . . 107
9.08.  Master Servicer Liable for Enforcement . . . . . . . . . . . . . . 107
9.09.  No Contractual Relationship Between Servicers and Trustee
        or Depositor  . . . . . . . . . . . . . . . . . . . . . . . . . . 107
9.10.  Assumption of Servicing Agreement by Trustee . . . . . . . . . . . 108
9.11.  "Due-on-Sale" Clauses; Assumption Agreements . . . . . . . . . . . 108
9.12.  Release of Mortgage Files  . . . . . . . . . . . . . . . . . . . . 108
9.13.  Documents, Records and Funds in Possession of Master
        Servicer To Be Held for Trustee . . . . . . . . . . . . . . . . . 110
9.14.  Representations and Warranties of the Master Servicer  . . . . . . 111
9.15.  Closing Certificate and Opinion  . . . . . . . . . . . . . . . . . 114
9.16.  Standard Hazard and Flood Insurance Policies . . . . . . . . . . . 114
9.17.  Presentment of Claims and Collection of Proceeds . . . . . . . . . 115
9.18.  Maintenance of the Primary Mortgage Insurance Policies . . . . . . 115
9.19.  Trustee To Retain Possession of Certain Insurance Policies
        and Documents . . . . . . . . . . . . . . . . . . . . . . . . . . 116
9.20.  Realization Upon Defaulted Mortgage Loans  . . . . . . . . . . . . 116
9.21.  Compensation to the Master Servicer  . . . . . . . . . . . . . . . 116
9.22.  REO Property . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
9.23.  Preparation of Tax Returns and Other Reports . . . . . . . . . . . 117
9.24.  Reports to the Trustee . . . . . . . . . . . . . . . . . . . . . . 118
9.25.  Annual Officer's Certificate as to Compliance  . . . . . . . . . . 119
9.26.  Annual Independent Accountants' Servicing Report . . . . . . . . . 120
9.27.  Merger or Consolidation  . . . . . . . . . . . . . . . . . . . . . 120
9.28.  Resignation of Master Servicer . . . . . . . . . . . . . . . . . . 120
9.29.  Assignment or Delegation of Duties by the Master Servicer  . . . . 121


9.30.  Limitation on Liability of the Master Servicer and Others  . . . . 121
9.31.  Indemnification; Third-Party Claims  . . . . . . . . . . . . . . . 122



                                  ARTICLE X

                             REMIC ADMINISTRATION

10.01.  REMIC Administration  . . . . . . . . . . . . . . . . . . . . . . 122
10.02.  Prohibited Transactions and Activities  . . . . . . . . . . . . . 125
10.03.  Indemnification with Respect to Certain Taxes and Loss of
         REMIC Status . . . . . . . . . . . . . . . . . . . . . . . . . . 126
10.04.  REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . 126

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS . . . . . . . . . . . 128

11.01.  Binding Nature of Agreement; Assignment . . . . . . . . . . . . . 128
11.02.  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . 128
11.03.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
11.04.  Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . 129
11.05.  Provision of Information  . . . . . . . . . . . . . . . . . . . . 129
11.06.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . 130
11.07.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130
11.08.  Severability of Provisions  . . . . . . . . . . . . . . . . . . . 131
11.09.  Indulgences; No Waivers . . . . . . . . . . . . . . . . . . . . . 131
11.10.  Headings Not To Affect Interpretation . . . . . . . . . . . . . . 131
11.11.  Benefits of Agreement . . . . . . . . . . . . . . . . . . . . . . 131
11.12.  Special Notices to the Rating Agencies. . . . . . . . . . . . . . 131
11.13.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . 132
11.14.  Transfer of Servicing . . . . . . . . . . . . . . . . . . . . . . 132
11.15.  Matters Relating to the Certificate Insurance Policy  . . . . . . 134



                                 ATTACHMENTS

Exhibit A      Forms of Certificates
Exhibit B-1    Form of Trustee Initial Certification
Exhibit B-2    Form of Trustee Interim Certification
Exhibit B-3    Form of Trustee Final Certification
Exhibit B-4    Form of Endorsement
Exhibit C      Request for Release of Documents and Receipt
Exhibit D-l    Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2    Residual Certificate Transfer Affidavit (Transferor)
Exhibit E      Servicing Agreements
Exhibit F      Form of Rule 144A Transfer Certificate
Exhibit G      Form of Purchaser's Letter for Institutional Accredited
               Investors
Exhibit H      Form of ERISA Transfer Affidavit
Exhibit I      Monthly Remittance Advice
Exhibit J      Monthly Electronic Data Transmission
Exhibit K      Custodial Agreements
Exhibit L      Form of Certificate Insurance Policy
Exhibit M      Insurance Agreement

Schedule A     Mortgage Loan Schedule
Schedule B     Principal Amount Schedules

     This TRUST AGREEMENT, dated as of January 1, 1998 (the "Agreement"), is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), and FIRST UNION NATIONAL BANK, a national banking association with its main office in Charlotte, North Carolina, as trustee (the "Trustee").


                            PRELIMINARY STATEMENT

     The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor, the Master Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Certificate Insurer and the Holders from time to time of the Certificates. The Depositor and the Master Servicer are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The following table sets forth the Class designation, Certificate Interest Rate, initial Class Certificate Principal Amount and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                                                  Initial Certificate        Principal               Minimum
Class Designation            Certificate Interest Rate                                        Amount             Denominations

Class A1                                       (1)                                     $340,043,200.00              $100,000
Class A2                                       (2)                                             (3)
Class B1                                       (4)                                     $5,327,000.00               250,000
Class B2                                       (4)                                     $3,906,000.00               250,000
Class B3                                       (4)                                     $2,841,000.00               250,000
Class B4                                       (4)                                     $3,019,501.66               250,000
Class R1                                       (5)                                            100.00                   100
Class R2                                       (5)                                            100.00                   100


___________________________
(1) The Certificate Interest Rate with respect to any Distribution Date for the Class A1 Certificates is a per annum variable rate equal to LIBOR for the related LIBOR Determination Date plus .40%, subject to a maximum rate of 10.50% per annum, and subject to any LIBOR Rate Shortfalls.

(2) The Certificate Interest Rate with respect to any Distribution Date for the Class A2 Certificates is a per annum variable rate equal to the Adjusted Pool Rate for such Distribution Date less the Class A1 Certificate Interest Rate for such date, subject to a minimum rate of 0.00% and a maximum rate equal to the Adjusted Pool Rate for such date.

(3) The Class A2 Certificates will accrue interest on an Aggregate Notional Amount equal, with respect to any Distribution Date, to the Class Certificate Principal Amount of the Class A1 Certificates immediately prior to such Date.

(4) The Certificate Interest Rate with respect to any Distribution Date for the Class B1, Class B2, Class B3 and Class B4 Certificates is a per annum variable rate equal to the Pool Rate for such date.

(5) The Certificate Interest Rate with respect to any Distribution Date for the Class R1 and Class R2 Certificates is a per annum variable rate equal to the Adjusted Pool Rate for such date.

     As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $355,136,701.66

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee hereby agree as follows:


                                  ARTICLE I.

                                 DEFINITIONS

     Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that service or master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer.

     Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accretion Directed Certificate: None.

     Accretion Termination Date: The earlier of (i) the Credit Support Depletion Date and (ii) the date on which the Class Certificate Principal Amount of each Class of Accretion Directed Certificates has been reduced to zero.

     Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the Credit Support Depletion Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 5.02(a)(ii) on such Distribution Date and (y) any Interest Shortfall allocable to such Class or Component pursuant to Section 5.02(a)(iii) on such Distribution Date. As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the Credit Support Depletion Date, zero.

     Accrual Certificate:  None.

     Accrual Component:  None.

     Accrued Certificate Interest: As to any Class of Certificates or Component and any Distribution Date, the product of the Certificate Interest Rate or Component Interest Rate for such Class of Certificates or Component and the outstanding Class Certificate Principal Amount (or Aggregate Notional Amount) or Component Principal Amount of such Class of Certificates or Component immediately preceding such Distribution Date, as reduced by (i) such Class's or Component's pro rata share of the interest portion of any Excess Losses for such date and, after the Credit Support Depletion Date, any Realized Losses for such date, but only, in the case of the Insured Certificates, to the extent that such amounts are not paid as required under the Certificate Insurance Policy, (ii) such Class's or Component's pro rata share of any Relief Act Reduction with respect to the related Mortgage Pool for such date and (iii) any Deferred Interest allocated to such Class or Component on such date.

     Additional Collateral:  None.

     Adjusted Pool Rate: With respect to any Distribution Date, the Pool Rate for such date reduced by the Ambac Premium Rate.

     Advance: An advance of the aggregate of payments of principal and interest (net of the applicable Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and any Servicer (or by the Trustee) pursuant to Section 5.04.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Ambac Premium: As to any Distribution Date, the sum of (a) the Ambac Premium for such Distribution Date and (b) the amount of any Ambac Premium that was not distributed to the Certificate Insurer on any prior Distribution Date.

     Aggregate Master Servicing Compensation: As to any Distribution Date, the sum of all income and gain realized from the investment of funds in the Collection Account during the period from and including the Deposit Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Deposit Date relating to such Distribution Date.

     Aggregate Notional Amount: With respect to any Class of Notional Certificates, the aggregate notional amount described in the Preliminary Statement hereto.

     Aggregate Principal Balance: The aggregate of the Scheduled Principal Balances for all Mortgage Loans at the date of determination.

     Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

     Agreement: This Trust Agreement and all amendments and supplements hereto.

     Ambac Premium: With respect to any Distribution Date, and with respect to the Certificate Insurance Policy, an amount equal to 1/12th of the product of (a) the aggregate Class Certificate Principal Amount of the Insured Certificates as of the immediately preceding Distribution Date (after giving effect to any distributions of principal to be made on such Distribution
Date) and (b) the Ambac Premium Rate; provided that on the Closing Date the initial Ambac Premium will be equal to 1/12th of the product of the (i) Ambac Premium Rate and (ii) the Class Certificate Principal Amount of the Insured Certificates as of the Cut-off Date.

     Ambac Premium Rate:  As specified in the Insurance Agreement.

     Appraised Value: With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

     Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

     Available Distribution Amount: On any Distribution Date and with respect to each Mortgage Pool, the sum of the following amounts:

          (1) the total amount of all cash received by the Master Servicer through the related Latest Remittance Date and deposited by the Master Servicer by the Deposit Date for such Distribution Date on the related Mortgage Loans (including proceeds of any Insurance Policy and any other credit support relating to such Mortgage Loans), plus all Advances made by the Master Servicer or any Servicer (or the Trustee) for such Distribution Date, any Compensating Interest Payment for such date and any amounts paid by any Servicer in respect of Prepayment Interest Shortfalls for such date, but not including:


               (a) all amounts distributed pursuant to Section 5.02 on prior Distribution Dates;

               (b) all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

               (c) all Principal Prepayments received or identified by the Master Servicer after the related Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the related Prepayment Period);

               (d) any other unscheduled collection, including Liquidation Proceeds and Insurance Proceeds, received by the Master Servicer after the applicable Prepayment Period; and


               (e) all amounts due or reimbursable to the Master Servicer or any Servicer pursuant to the terms of this Agreement or the applicable Servicing Agreement; and

          (2) any other payment made by the Master Servicer, any Servicer, the Seller, the Depositor or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan in the related Mortgage Pool repurchased by the Seller, the Depositor or any other Person and the purchase price for any Converted Mortgage Loan purchased from the Trust Fund).

     Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

     Bankruptcy Coverage Termination Date: The Distribution Date on which the related Bankruptcy Loss Limit has been reduced to zero (or less than zero).

     Bankruptcy Loss Limit: As of the Cut-off Date, $100,000, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates.

     Bankruptcy Losses: With respect to the Mortgage Loans, losses arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of or Mortgaged Property under a Mortgage Loan, including without limitation any such loss arising from (a) the difference between (i) the principal amount that would have been due under the original scheduled payments of principal and interest due on the related Mortgage Loan and (ii) the value established in the relevant court with respect to such Mortgaged Property, including without limitation a Deficient Valuation, or (b) a Debt Service Reduction.

     Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

     Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

     Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the Class A1 Certificates constitute Book-Entry Certificates.

     BBA:  The British Bankers' Association.

     Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee or the principal master servicing office of the Master Servicer is located, or (iii) with respect to any Remittance Date or any Servicer reporting date, the States specified in the definition of "Business Day" in the applicable Servicing Agreement, are in each case authorized or obligated by law or executive order to be closed.

     Carryover LIBOR Rate Shortfall: As to any Distribution Date and the Class A1 Certificates, the amount, if any, by which the aggregate of LIBOR Rate Shortfalls for such Class for prior Distribution Dates is in excess of the aggregate amounts distributed to such Class on prior Distribution Dates from the Interest Reserve Fund in respect of such shortfalls.

     Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account: The account maintained by the Trustee in accordance with the provisions of Section 4.04.

     Certificateholder:  The meaning provided in the definition of "Holder".

     Certificate Insurance Policy: The Certificate Guaranty Insurance Policy No. AB0157BE dated the Closing Date issued by the Certificate Insurer to the Trustee for the benefit of the holders of the Insured Certificates.

     Certificate Insurance Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 5.07(c) in the name of the Trustee for the benefit of the Insured Certificateholders and designated "First Union National Bank Certificate Insurance Policy Payments Account in trust for registered holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, Class A1, Class A2, Class R1 and Class R2". Funds in the Certificate Insurance Policy Payments Account shall be held in trust for the benefit of the Insured Certificateholders for the uses and purposes set forth in this Agreement.

     Certificate Insurer: Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

     Certificate Insurer Default: The occurrence and continuance of any of the following events:

          (a) The Certificate Insurer shall have failed to make a payment required under the Certificate Insurance Policy in accordance with its terms;

          (b) The Certificate Insurer shall have(i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law

            STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

      NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer,

                                     and

                    FIRST UNION NATIONAL BANK, as Trustee



                         ___________________________

                               TRUST AGREEMENT

                         Dated as of January 1, 1998
                         ___________________________



                   STRUCTURED ASSET SECURITIES CORPORATION
                      MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1998-1







                              TABLE OF CONTENTS

Section                                                                  Page

                                  ARTICLE I

                                 DEFINITIONS

1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.02.  Calculations Respecting Mortgage Loans . . . . . . . . . . . . . .  34
1.03.  Calculations Respecting Accrued Interest . . . . . . . . . . . . .  34

                                  ARTICLE II

                            DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

2.01.  Creation and Declaration of Trust Fund; Conveyance of
        Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . .  34
2.02.  Acceptance of Trust Fund by Trustee: Review of


        Documentation for Trust Fund  . . . . . . . . . . . . . . . . . .  38
2.03.  Representations and Warranties of the Depositor  . . . . . . . . .  40
2.04.  Discovery of Breach  . . . . . . . . . . . . . . . . . . . . . . .  41
2.05.  Repurchase, Purchase or Substitution of Mortgage Loans . . . . . .  42
2.06.  Modification of Mortgage Loan  . . . . . . . . . . . . . . . . . .  43
2.07.  Grant Clause . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                                 ARTICLE III

                               THE CERTIFICATES

3.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  45
3.02.  Registration . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
3.03.  Transfer and Exchange of Certificates  . . . . . . . . . . . . . .  46
3.04.  Cancellation of Certificates . . . . . . . . . . . . . . . . . . .  49
3.05.  Replacement of Certificates  . . . . . . . . . . . . . . . . . . .  49
3.06.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . .  50
3.07.  Temporary Certificates . . . . . . . . . . . . . . . . . . . . . .  50
3.08.  Appointment of Paying Agent  . . . . . . . . . . . . . . . . . . .  51
3.09.  Book-Entry Certificates  . . . . . . . . . . . . . . . . . . . . .  51

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

4.01.  Collection Account . . . . . . . . . . . . . . . . . . . . . . . .  53
4.02.  Application of Funds in the Collection Account . . . . . . . . . .  55
4.03.  Reports to Certificateholders  . . . . . . . . . . . . . . . . . .  57
4.04.  Certificate Account  . . . . . . . . . . . . . . . . . . . . . . .  60
4.05.  Determination of LIBOR . . . . . . . . . . . . . . . . . . . . . .  61
4.06.  The Interest Reserve Fund  . . . . . . . . . . . . . . . . . . . .  62



                                  ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

5.01.  Distributions Generally  . . . . . . . . . . . . . . . . . . . . .  63
5.02.  Distributions from the Certificate Account . . . . . . . . . . . .  64
5.03.  Allocation of Realized Losses  . . . . . . . . . . . . . . . . . .  67
5.04.  Advances by Master Servicer and Trustee  . . . . . . . . . . . . .  69
5.05.  Distributions of Principal on Redemption Certificates  . . . . . .  70
5.06.  Compensating Interest Payments . . . . . . . . . . . . . . . . . .  76
5.07.  The Certificate Insurance Policy . . . . . . . . . . . . . . . . .  76

                                  ARTICLE VI

                  CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

6.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  79
6.02.  Certain Matters Affecting the Trustee  . . . . . . . . . . . . . .  81
6.03.  Trustee Not Liable for Certificates  . . . . . . . . . . . . . . .  82
6.04.  Trustee May Own Certificates . . . . . . . . . . . . . . . . . . .  83
6.05.  Eligibility Requirements for Trustee . . . . . . . . . . . . . . .  83
6.06.  Resignation and Removal of Trustee . . . . . . . . . . . . . . . .  83
6.07.  Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . .  84
6.08.  Merger or Consolidation of Trustee . . . . . . . . . . . . . . . .  85
6.09.  Appointment of Co-Trustee, Separate Trustee or Custodian . . . . .  85
6.10.  Authenticating Agents  . . . . . . . . . . . . . . . . . . . . . .  87
6.11.  Indemnification of Trustee . . . . . . . . . . . . . . . . . . . .  88
6.12.  Fees and Expenses of Trustee . . . . . . . . . . . . . . . . . . .  89
6.13.  Collection of Monies . . . . . . . . . . . . . . . . . . . . . . .  89
6.14.  Trustee To Act; Appointment of Successor . . . . . . . . . . . . .  89
6.15.  Additional Remedies of Trustee Upon Event of Default . . . . . . .  94
6.16.  Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . .  94
6.17.  Notification to Holders  . . . . . . . . . . . . . . . . . . . . .  94
6.18.  Directions by Certificateholders and Duties of Trustee
        During Event of Default . . . . . . . . . . . . . . . . . . . . .  94
6.19.  Action Upon Certain Failures of the Master Servicer and
        Upon Event of Default . . . . . . . . . . . . . . . . . . . . . .  95

                                 ARTICLE VII

                           PURCHASE AND TERMINATION
                              OF THE TRUST FUND

7.01.  Termination of Trust Fund Upon Repurchase or Liquidation
        of All Mortgage Loans . . . . . . . . . . . . . . . . . . . . . .  95
7.02.  Procedure Upon Termination of Trust Fund . . . . . . . . . . . . .  97
7.03.  Additional Trust Fund Termination Requirements . . . . . . . . . .  98

                                 ARTICLE VIII



                         RIGHTS OF CERTIFICATEHOLDERS

8.01.  Limitation on Rights of Holders  . . . . . . . . . . . . . . . . .  99
8.02.  Access to List of Holders  . . . . . . . . . . . . . . . . . . . . 100
8.03.  Acts of Holders of Certificates  . . . . . . . . . . . . . . . . . 101

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                            BY THE MASTER SERVICER

9.01.  Duties of the Master Servicer  . . . . . . . . . . . . . . . . . . 102
9.02.  Master Servicer Fidelity Bond and Master Servicer Errors
        and Omissions Insurance Policy  . . . . . . . . . . . . . . . . . 102
9.03.  Master Servicer's Financial Statements and Related
        Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
9.04.  Power to Act; Procedures . . . . . . . . . . . . . . . . . . . . . 103
9.05.  Servicing Agreements Between the Master Servicer and
        Servicers; Enforcement of Servicers' Obligations  . . . . . . . . 105
9.06.  Collection of Taxes, Assessments and Similar Items . . . . . . . . 106
9.07.  Termination of Servicing Agreements; Successor Servicers . . . . . 107
9.08.  Master Servicer Liable for Enforcement . . . . . . . . . . . . . . 107
9.09.  No Contractual Relationship Between Servicers and Trustee
        or Depositor  . . . . . . . . . . . . . . . . . . . . . . . . . . 107
9.10.  Assumption of Servicing Agreement by Trustee . . . . . . . . . . . 108
9.11.  "Due-on-Sale" Clauses; Assumption Agreements . . . . . . . . . . . 108
9.12.  Release of Mortgage Files  . . . . . . . . . . . . . . . . . . . . 108
9.13.  Documents, Records and Funds in Possession of Master
        Servicer To Be Held for Trustee . . . . . . . . . . . . . . . . . 110
9.14.  Representations and Warranties of the Master Servicer  . . . . . . 111
9.15.  Closing Certificate and Opinion  . . . . . . . . . . . . . . . . . 114
9.16.  Standard Hazard and Flood Insurance Policies . . . . . . . . . . . 114
9.17.  Presentment of Claims and Collection of Proceeds . . . . . . . . . 115
9.18.  Maintenance of the Primary Mortgage Insurance Policies . . . . . . 115
9.19.  Trustee To Retain Possession of Certain Insurance Policies
        and Documents . . . . . . . . . . . . . . . . . . . . . . . . . . 116
9.20.  Realization Upon Defaulted Mortgage Loans  . . . . . . . . . . . . 116
9.21.  Compensation to the Master Servicer  . . . . . . . . . . . . . . . 116
9.22.  REO Property . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
9.23.  Preparation of Tax Returns and Other Reports . . . . . . . . . . . 117
9.24.  Reports to the Trustee . . . . . . . . . . . . . . . . . . . . . . 118
9.25.  Annual Officer's Certificate as to Compliance  . . . . . . . . . . 119
9.26.  Annual Independent Accountants' Servicing Report . . . . . . . . . 120
9.27.  Merger or Consolidation  . . . . . . . . . . . . . . . . . . . . . 120
9.28.  Resignation of Master Servicer . . . . . . . . . . . . . . . . . . 120
9.29.  Assignment or Delegation of Duties by the Master Servicer  . . . . 121


9.30.  Limitation on Liability of the Master Servicer and Others  . . . . 121
9.31.  Indemnification; Third-Party Claims  . . . . . . . . . . . . . . . 122



                                  ARTICLE X

                             REMIC ADMINISTRATION

10.01.  REMIC Administration  . . . . . . . . . . . . . . . . . . . . . . 122
10.02.  Prohibited Transactions and Activities  . . . . . . . . . . . . . 125
10.03.  Indemnification with Respect to Certain Taxes and Loss of
         REMIC Status . . . . . . . . . . . . . . . . . . . . . . . . . . 126
10.04.  REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . 126

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS . . . . . . . . . . . 128

11.01.  Binding Nature of Agreement; Assignment . . . . . . . . . . . . . 128
11.02.  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . 128
11.03.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128
11.04.  Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . 129
11.05.  Provision of Information  . . . . . . . . . . . . . . . . . . . . 129
11.06.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . 130
11.07.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 130
11.08.  Severability of Provisions  . . . . . . . . . . . . . . . . . . . 131
11.09.  Indulgences; No Waivers . . . . . . . . . . . . . . . . . . . . . 131
11.10.  Headings Not To Affect Interpretation . . . . . . . . . . . . . . 131
11.11.  Benefits of Agreement . . . . . . . . . . . . . . . . . . . . . . 131
11.12.  Special Notices to the Rating Agencies. . . . . . . . . . . . . . 131
11.13.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . 132
11.14.  Transfer of Servicing . . . . . . . . . . . . . . . . . . . . . . 132
11.15.  Matters Relating to the Certificate Insurance Policy  . . . . . . 134



                                 ATTACHMENTS

Exhibit A      Forms of Certificates
Exhibit B-1    Form of Trustee Initial Certification
Exhibit B-2    Form of Trustee Interim Certification
Exhibit B-3    Form of Trustee Final Certification
Exhibit B-4    Form of Endorsement
Exhibit C      Request for Release of Documents and Receipt
Exhibit D-l    Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2    Residual Certificate Transfer Affidavit (Transferor)
Exhibit E      Servicing Agreements
Exhibit F      Form of Rule 144A Transfer Certificate
Exhibit G      Form of Purchaser's Letter for Institutional Accredited
               Investors
Exhibit H      Form of ERISA Transfer Affidavit
Exhibit I      Monthly Remittance Advice
Exhibit J      Monthly Electronic Data Transmission
Exhibit K      Custodial Agreements
Exhibit L      Form of Certificate Insurance Policy
Exhibit M      Insurance Agreement

Schedule A     Mortgage Loan Schedule
Schedule B     Principal Amount Schedules

     This TRUST AGREEMENT, dated as of January 1, 1998 (the "Agreement"), is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), and FIRST UNION NATIONAL BANK, a national banking association with its main office in Charlotte, North Carolina, as trustee (the "Trustee").


                            PRELIMINARY STATEMENT

     The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor, the Master Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Certificate Insurer and the Holders from time to time of the Certificates. The Depositor and the Master Servicer are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The following table sets forth the Class designation, Certificate Interest Rate, initial Class Certificate Principal Amount and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                                                  Initial Certificate        Principal               Minimum
Class Designation            Certificate Interest Rate                                        Amount             Denominations

Class A1                                       (1)                                     $340,043,200.00              $100,000
Class A2                                       (2)                                             (3)
Class B1                                       (4)                                     $5,327,000.00               250,000
Class B2                                       (4)                                     $3,906,000.00               250,000
Class B3                                       (4)                                     $2,841,000.00               250,000
Class B4                                       (4)                                     $3,019,501.66               250,000
Class R1                                       (5)                                            100.00                   100
Class R2                                       (5)                                            100.00                   100


___________________________
(1) The Certificate Interest Rate with respect to any Distribution Date for the Class A1 Certificates is a per annum variable rate equal to LIBOR for the related LIBOR Determination Date plus .40%, subject to a maximum rate of 10.50% per annum, and subject to any LIBOR Rate Shortfalls.

(2) The Certificate Interest Rate with respect to any Distribution Date for the Class A2 Certificates is a per annum variable rate equal to the Adjusted Pool Rate for such Distribution Date less the Class A1 Certificate Interest Rate for such date, subject to a minimum rate of 0.00% and a maximum rate equal to the Adjusted Pool Rate for such date.

(3) The Class A2 Certificates will accrue interest on an Aggregate Notional Amount equal, with respect to any Distribution Date, to the Class Certificate Principal Amount of the Class A1 Certificates immediately prior to such Date.

(4) The Certificate Interest Rate with respect to any Distribution Date for the Class B1, Class B2, Class B3 and Class B4 Certificates is a per annum variable rate equal to the Pool Rate for such date.

(5) The Certificate Interest Rate with respect to any Distribution Date for the Class R1 and Class R2 Certificates is a per annum variable rate equal to the Adjusted Pool Rate for such date.

     As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $355,136,701.66

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee hereby agree as follows:


                                  ARTICLE I.

                                 DEFINITIONS

     Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that service or master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer.

     Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accretion Directed Certificate: None.

     Accretion Termination Date: The earlier of (i) the Credit Support Depletion Date and (ii) the date on which the Class Certificate Principal Amount of each Class of Accretion Directed Certificates has been reduced to zero.

     Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the Credit Support Depletion Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 5.02(a)(ii) on such Distribution Date and (y) any Interest Shortfall allocable to such Class or Component pursuant to Section 5.02(a)(iii) on such Distribution Date. As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the Credit Support Depletion Date, zero.

     Accrual Certificate:  None.

     Accrual Component:  None.

     Accrued Certificate Interest: As to any Class of Certificates or Component and any Distribution Date, the product of the Certificate Interest Rate or Component Interest Rate for such Class of Certificates or Component and the outstanding Class Certificate Principal Amount (or Aggregate Notional Amount) or Component Principal Amount of such Class of Certificates or Component immediately preceding such Distribution Date, as reduced by (i) such Class's or Component's pro rata share of the interest portion of any Excess Losses for such date and, after the Credit Support Depletion Date, any Realized Losses for such date, but only, in the case of the Insured Certificates, to the extent that such amounts are not paid as required under the Certificate Insurance Policy, (ii) such Class's or Component's pro rata share of any Relief Act Reduction with respect to the related Mortgage Pool for such date and (iii) any Deferred Interest allocated to such Class or Component on such date.

     Additional Collateral:  None.

     Adjusted Pool Rate: With respect to any Distribution Date, the Pool Rate for such date reduced by the Ambac Premium Rate.

     Advance: An advance of the aggregate of payments of principal and interest (net of the applicable Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and any Servicer (or by the Trustee) pursuant to Section 5.04.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Ambac Premium: As to any Distribution Date, the sum of (a) the Ambac Premium for such Distribution Date and (b) the amount of any Ambac Premium that was not distributed to the Certificate Insurer on any prior Distribution Date.

     Aggregate Master Servicing Compensation: As to any Distribution Date, the sum of all income and gain realized from the investment of funds in the Collection Account during the period from and including the Deposit Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Deposit Date relating to such Distribution Date.

     Aggregate Notional Amount: With respect to any Class of Notional Certificates, the aggregate notional amount described in the Preliminary Statement hereto.

     Aggregate Principal Balance: The aggregate of the Scheduled Principal Balances for all Mortgage Loans at the date of determination.

     Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

     Agreement: This Trust Agreement and all amendments and supplements hereto.

     Ambac Premium: With respect to any Distribution Date, and with respect to the Certificate Insurance Policy, an amount equal to 1/12th of the product of (a) the aggregate Class Certificate Principal Amount of the Insured Certificates as of the immediately preceding Distribution Date (after giving effect to any distributions of principal to be made on such Distribution
Date) and (b) the Ambac Premium Rate; provided that on the Closing Date the initial Ambac Premium will be equal to 1/12th of the product of the (i) Ambac Premium Rate and (ii) the Class Certificate Principal Amount of the Insured Certificates as of the Cut-off Date.

     Ambac Premium Rate:  As specified in the Insurance Agreement.

     Appraised Value: With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

     Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

     Available Distribution Amount: On any Distribution Date and with respect to each Mortgage Pool, the sum of the following amounts:

          (1) the total amount of all cash received by the Master Servicer through the related Latest Remittance Date and deposited by the Master Servicer by the Deposit Date for such Distribution Date on the related Mortgage Loans (including proceeds of any Insurance Policy and any other credit support relating to such Mortgage Loans), plus all Advances made by the Master Servicer or any Servicer (or the Trustee) for such Distribution Date, any Compensating Interest Payment for such date and any amounts paid by any Servicer in respect of Prepayment Interest Shortfalls for such date, but not including:


               (a) all amounts distributed pursuant to Section 5.02 on prior Distribution Dates;

               (b) all Scheduled Payments of principal and interest collected but due on a date subsequent to the related Due Period;

               (c) all Principal Prepayments received or identified by the Master Servicer after the related Prepayment Period (together with any interest payments received with such prepayments to the extent that they represent the payment of interest accrued on the related Mortgage Loans for the period subsequent to the related Prepayment Period);

               (d) any other unscheduled collection, including Liquidation Proceeds and Insurance Proceeds, received by the Master Servicer after the applicable Prepayment Period; and


               (e) all amounts due or reimbursable to the Master Servicer or any Servicer pursuant to the terms of this Agreement or the applicable Servicing Agreement; and

          (2) any other payment made by the Master Servicer, any Servicer, the Seller, the Depositor or any other Person with respect to such Distribution Date (including the Purchase Price with respect to any Mortgage Loan in the related Mortgage Pool repurchased by the Seller, the Depositor or any other Person and the purchase price for any Converted Mortgage Loan purchased from the Trust Fund).

     Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

     Bankruptcy Coverage Termination Date: The Distribution Date on which the related Bankruptcy Loss Limit has been reduced to zero (or less than zero).

     Bankruptcy Loss Limit: As of the Cut-off Date, $100,000, which amount shall be reduced from time to time by the amount of Bankruptcy Losses allocated to the Certificates.

     Bankruptcy Losses: With respect to the Mortgage Loans, losses arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of or Mortgaged Property under a Mortgage Loan, including without limitation any such loss arising from (a) the difference between (i) the principal amount that would have been due under the original scheduled payments of principal and interest due on the related Mortgage Loan and (ii) the value established in the relevant court with respect to such Mortgaged Property, including without limitation a Deficient Valuation, or (b) a Debt Service Reduction.

     Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

     Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

     Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the Class A1 Certificates constitute Book-Entry Certificates.

     BBA:  The British Bankers' Association.

     Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee or the principal master servicing office of the Master Servicer is located, or (iii) with respect to any Remittance Date or any Servicer reporting date, the States specified in the definition of "Business Day" in the applicable Servicing Agreement, are in each case authorized or obligated by law or executive order to be closed.

     Carryover LIBOR Rate Shortfall: As to any Distribution Date and the Class A1 Certificates, the amount, if any, by which the aggregate of LIBOR Rate Shortfalls for such Class for prior Distribution Dates is in excess of the aggregate amounts distributed to such Class on prior Distribution Dates from the Interest Reserve Fund in respect of such shortfalls.

     Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account: The account maintained by the Trustee in accordance with the provisions of Section 4.04.

     Certificateholder:  The meaning provided in the definition of "Holder".

     Certificate Insurance Policy: The Certificate Guaranty Insurance Policy No. AB0157BE dated the Closing Date issued by the Certificate Insurer to the Trustee for the benefit of the holders of the Insured Certificates.

     Certificate Insurance Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 5.07(c) in the name of the Trustee for the benefit of the Insured Certificateholders and designated "First Union National Bank Certificate Insurance Policy Payments Account in trust for registered holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, Class A1, Class A2, Class R1 and Class R2". Funds in the Certificate Insurance Policy Payments Account shall be held in trust for the benefit of the Insured Certificateholders for the uses and purposes set forth in this Agreement.

     Certificate Insurer: Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

     Certificate Insurer Default: The occurrence and continuance of any of the following events:

          (a) The Certificate Insurer shall have failed to make a payment required under the Certificate Insurance Policy in accordance with its terms;

          (b) The Certificate Insurer shall have(i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law